UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 19, 2015 (March 13, 2015)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

(a)            Following a competitive review and receipt of proposals from other independent registered public accounting firms, the Audit Committee of the Board of Directors of Comtech Telecommunications Corp. (the “Company”) recommended and authorized the dismissal of KPMG LLP (“KPMG”), effective March 13, 2015, as the Company’s independent registered public accounting firm, and authorized the engagement of Deloitte & Touche LLP (“D&T”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2015.

No audit report of KPMG on the Company’s consolidated financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and subsequent interim period preceding KPMG’s dismissal, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (if not resolved to the satisfaction of KPMG) would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s two most recent fiscal years and subsequent interim period preceding KPMG’s dismissal, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated March 19, 2015, is attached as Exhibit 16.1 to this Form 8-K.

(b)            In conjunction with a competitive review of other independent registered public accounting firms noted above, on March 19, 2015, the Company formally engaged D&T to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2015, and to perform a review of the Company’s consolidated interim financial statements for the third fiscal quarter ending April 30, 2015.

During the Company’s two most recent fiscal years and subsequent interim periods preceding D&T’s engagement, neither the Company nor anyone on its behalf consulted D&T regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by D&T to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	KPMG Letter dated March 19, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    March 19, 2015

By:	/s/ Michael D. Porcelain Name: Michael D. Porcelain Title: Senior Vice President and
Chief Financial Officer